EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
OF EVERYDAY HEALTH, INC.
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Everyday Health, Inc. (the “Company”) for the quarter ended September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Benjamin Wolin, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge, based upon a review of the Report:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Benjamin Wolin
Name: Benjamin Wolin
Title: Chief Executive Officer
Date: November 12, 2014